JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it or him contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 28, 2005
                                FIMGOLD, LIMITED PARTNERSHIP
                                By: FIMGOLD LTD.
                                Its General Partner

                                By: /s/Ishay Davidi
                                   --------------------

                                Ishay Davidi
                                Director

                                By: /s/Dan Goldstein
                                   ---------------------

                                Dan Goldstein
                                Director

                                FIMI OPPORTUNITY FUND, L.P.
                                By: FIMI 2001 LTD.
                                Its General Partner

                                By: /s/Ishay Davidi
                                   ------------------

                                Ishay Davidi
                                Chief Executive Officer

                                FIMI 2001 LTD.

                                By: /s/Ishay Davidi
                                   ----------------

                                Ishay Davidi
                                Chief Executive Officer

                                ILDANI HOLDINGS LTD.

                                By: /s/Dan Goldstein
                                   ------------------

                                Dan Goldstein
                                Chief Executive Officer


                                /s/Dan Goldstein
                                ------------------
                                Dan Goldstein